Statutory reserves and restricted net assets	12 Months Ended
Dec. 31, 2020
Statutory reserves and restricted net assets
Statutory reserves and restricted net assets

15. Statutory reserves and restricted net assets

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the VIEs and subsidiaries of the VIEs incorporated in PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The consolidated results of operations reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s subsidiaries.

Under PRC law, the Company’s subsidiaries, VIEs and the subsidiaries of the VIEs located in the PRC (collectively referred as the (“PRC entities”) are required to provide for certain statutory reserves, namely a general reserve, an enterprise expansion fund and a staff welfare and bonus fund. The PRC entities are required to allocate at least 10% of their after tax profits on an individual company basis as determined under PRC accounting standards to the statutory reserve and has the right to discontinue allocations to the statutory reserve if such reserve has reached 50% of registered capital on an individual company basis. In addition, the registered capital of the PRC entities is also restricted.

Amounts restricted that include paid‑in capital, additional paid-in capital and statutory reserve funds, as determined pursuant to PRC GAAP, are RMB2,621,559,394 and RMB3,565,880,640(US$546,495,117) as of December 31, 2019 and 2020 respectively.